UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2023

NEUROBO PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37809	47-2389984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Concord Avenue, Suite 210

Cambridge, Massachusetts 02138

(Address of principal executive offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 702-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NRBO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On November 1, 2023, the Board of Directors (the “Board”) of NeuroBo Pharmaceuticals, Inc., a Delaware corporation (the “Company”), on the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”), appointed James P. Tursi, M.D., effective immediately, to serve as a Class I director to hold office for a term expiring at the Company’s 2026 annual meeting of the Company’s stockholders, which is the next stockholder meeting at which Class I directors will be elected. The Board also appointed Dr. Tursi to serve as a member of the Nominating Committee. The Board has determined that Dr. Tursi is independent in accordance with the listing standards of the Nasdaq Stock Market, LLC, the Company’s internal policies, and the rules and regulations of the Securities and Exchange Commission.

James P. Tursi has served as Executive Vice President – Global R&D for Endo International plc (NASDAQ: ENDP) since January 2022. From April 2020 until January 2022, Dr. Tursi served as Chief Scientific Officer US for Ferring Pharmaceuticals. From August 2018 until April 2020, Dr. Tursi served as Executive Vice President, R&D for Antares Pharma Inc. Prior to August 2018, Dr. Tursi served as Chief Medical Officer at Aralez Pharmaceuticals, Chief Medical Officer and Vice President of Clinical R&D for Auxilium Pharmaceuticals, and held positions of increasing responsibility at GlaxoSmithKline and Procter & Gamble Pharmaceuticals.

Dr. Tursi practiced medicine and surgery for over 10 years and created a medical education company, I Will Pass®, which assisted physicians in the process of board certification. He holds a Bachelor of Science degree in Chemistry and Biology from Ursinus College; a Doctor of Medicine from Medical College of Pennsylvania and performed his residency in Gynecology and Obstetrics at the Johns Hopkins Hospital.

In connection with Dr. Tursi’s appointment to the Board, the Company and Dr. Tursi will enter into its standard form of indemnification agreement for directors and officers, a copy of which was previously filed as Exhibit 10.5 to the Form 8-K filed on December 31, 2019, and which is incorporated herein by reference. Pursuant to the terms of the indemnification agreement, the Company may be required, among other things, to indemnify Dr. Tursi for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by Dr. Tursi in any action or proceeding arising out of Dr. Tursi’s service to the Board.

There is no understanding or arrangement between Dr. Tursi and any other person pursuant to which Dr. Tursi was appointed as a director. There is no family relationship between Dr. Tursi and any director or officer of the Company, and except as stated herein, Dr. Tursi does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Dr. Tursi’s service as a member of the Board, Dr. Tursi is entitled to receive the Company’s standard non-employee director compensation pursuant to the Company’s Amended and Restated Non-Employee Director Compensation Policy, which was adopted by the Board on June 27, 2023, a copy of which was previously filed as Exhibit 10.1 to the Form 8-K filed on June 29, 2023 (the “Non-Employee Director Compensation Policy”), and is incorporated herein by reference.  Pursuant to the terms and conditions of the Non-Employee Director Compensation Policy, Dr. Tursi is entitled to receive an initial RSU Award for 25,000 shares of the Company’s common stock (the “Initial Grant”) pursuant to the terms and conditions of the Company’s 2022 Equity Incentive Plan (the “Plan”), of which 50% will be vested as of the grant date and the other 50% will vest in two equal installments on each subsequent anniversary of the date of grant, subject to Dr. Tursi’s service to the Company through each applicable vesting date. Pursuant to the terms and conditions of the Non-Employee Director Compensation Policy, Dr. Tursi will receive a $40,000 annual cash retainer for serving as a member of the Board and a $5,000 annual cash retainer for serving as a member of the Nominating Committee, which will be pro-rated for the remainder of calendar year 2023.  In the event Dr. Tursi is appointed to serve on any additional committees of the Board, Dr. Tursi will be entitled to the additional compensation for Committee service set forth in the Non-Employee Director Compensation Policy.

In accordance with the Non-Employee Director Compensation Policy, Dr. Tursi will also be eligible to be granted, 30 days following the Company’s annual meeting of stockholders, an RSU Award for 12,500 shares of the Company’s common stock (the “Annual Grant”). Each Annual Grant will vest upon the earlier of the one (1) year anniversary of the grant date or the day prior to the Company’s next annual meeting occurring after the grant date, subject to Dr. Tursi’s service to the Company through the vesting date. The RSU Awards are subject to the terms and conditions of the Plan and its related agreements. Additionally, pursuant to the applicable terms and conditions of the Non-Employee Director Compensation Policy, Dr. Tursi may elect to receive a restricted stock unit award in lieu of the cash compensation payable to Dr. Tursi.

Item 7.01  Regulation FD Disclosure.

On November 6, 2023, the Company issued a press release announcing the appointment of Dr. Tursi as a Director of the Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01  Other Events.

As a result of Dr. Tursi’s appointment to the Nominating Committee, the current composition of the Committees of the Board consists of the following:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Andrew I. Koven (Chairman of the Board)	X		X*
James P. Tursi, M.D.			X
Jason Groves, Esq.			X
D. Gordon Strickland	X*	X
Michael Salsbury, JD, MBA		X*
Mark A. Glickman	X	X
* Committee Chairperson

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description

99.1	Press release dated November 6, 2023.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeuroBo Pharmaceuticals, Inc.

Date: November 6, 2023	By:	/s/ Hyung Heon Kim
Hyung Heon Kim
President and Chief Executive Officer